Exhibit 10.2

AMENDMENT No. 1, dated as of February 8, 2013 (this “Amendment”), to the Credit Agreement dated as of October 9, 2012, among ADS Waste Holdings, Inc., a Delaware corporation (as successor to ADS Waste Escrow Corp. II, the “Borrower”), Advanced Disposal Waste Holdings Corp., a Delaware corporation (“Intermediate Holdings”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), Deutsche Bank Trust Company Americas, as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”), Issuing Bank and Swing Line Lender (as amended, restated, modified and supplemented from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, on the date hereof (but prior to giving effect to this Amendment), there are outstanding Term Loans under the Credit Agreement (the “Original Term Loans”) in an aggregate principal amount of $1,800,000,000;

WHEREAS, in accordance with Section 9.08(d) of the Credit Agreement, the Borrower, Intermediate Holdings, the Administrative Agent and Deutsche Bank Trust Company Americas, as the Initial Tranche BLender (the “Initial Tranche BLender”), wish to amend the Credit Agreement to enable the Borrower to refinance in full the Original Term Loans with the proceeds of Tranche B Term Loans (as defined in Exhibit A) on the terms and subject to the conditions set forth herein (the “Refinancing”);

WHEREAS, the Initial Tranche BLender has agreed to provide a Tranche B Commitment (as defined in Exhibit A) in a principal amount of $1,800,000,000, the proceeds of which shall be (i) applied to repay in full the Original Term Loans and (ii) used to pay fees and expenses in connection with the Amendment;

WHEREAS, in accordance with Section 9.08 of the Credit Agreement, the Borrower and Intermediate Holdings wish to make such further amendments to the Credit Agreement as provided herein, immediately after giving effect to the Refinancing;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Joinder. The Initial Tranche B Lender hereby joins the Credit Agreement as a Tranche BLender (as defined in Exhibit A) and provides its Tranche B Commitment in a principal amount of $1,800,000,000 in accordance with the terms set forth in this Amendment and agrees to make Tranche B Term Loans to the Borrower on the Amendment Effective Date to refinance all outstanding Original Term Loans in accordance with the relevant requirements of the Credit Agreement and this Amendment. It is understood and agreed that the Tranche B Term Loans made pursuant to this Amendment shall constitute “Replacement Term Loans” as defined in the Credit Agreement and the Original Term Loans shall constitute “Refinanced Term Loans” as defined in the Credit Agreement.

Section 2. Amendment. The Credit Agreement is, effective as of the Amendment No.1 Effective Date (as defined below), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

Section 3. Breakage. By consenting to this Amendment, each Lender (including the Initial Tranche BLender) hereby agrees not to make any claims to the Borrower pursuant to Section 2.16 of the Credit Agreement with respect to any loss or expense that such Lender may sustain or incur as a consequence of any Breakage Event caused by the prepayment of its Original Term Loans on the Amendment No. 1 Effective Date. It is understood that any party receiving an assignment of Tranche B Term Loans from the Initial Tranche B Lender following the Amendment No. 1 Effective Date as part of the primary syndication of the Tranche B Term Loans shall agree to abide by this Section 3, as part of the consideration for, and as a condition to, such assignment. ·

Section 4. Representations and Warranties, No Default. The Borrower hereby represents and warrants that as of the Amendment No. 1 Effective Date, after giving effect to the amendments set forth in this Amendment, (i) no Default or Event of Default exists and is continuing and (ii) all representations and warranties contained in the Credit Agreement are true and correct in all material respects (except that any representation or warranty that is already qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

Section 5. Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 1 Effective Date”) that the following conditions have been satisfied:

(i) Consents. The Administrative Agent shall have received executed signature pages hereto from the Initial Tranch BLender, Lenders constituting the Required Lenders (immediately after giving effect to the Refinancing), Revolving Credit Lenders holding a majority of the Revolving Credit Commitments, the Borrower and Intermediate Holdings.

(ii) Fees. The Administrative Agent shall have received (x}from the Borrower, pursuant to Section 2.12(d) of the Credit Agreement, a non-refundable fee (the “Prepayment Fee”), for the account of each Term Lender, equal to 1.00% of the principal amount of the Original Term Loans held by such Term Lender immediately prior to the Amendment No. 1Effective Date and (y) all accrued and unpaid interest on Original Term Loans all fees required to be paid, and all expenses for which reasonably detailed invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Amendment No. 1 Effective Date.

(iii) Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated the Amendment No. 1 Effective Date certifying that that (a) all representations and warranties shall be true and correct in all material respects (except that any representation or warranty that is already qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Amendment No.1 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date and (b) no Event of Default or event which with the giving of notice or lapse of time or both would be an Event of Default, shall have occurred and be continuing.

· (iv) Legal Opinion. The Administrative Agent shall have received a favorable legal opinion of Winston & Strawn LLP, counsel to the Loan Parties, covering such New York and illinois matters as the Administrative Agent may reasonably request in a form reasonably satisfactory to the Administrative Agent.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, .pdf or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 7. Applicable Law.

(a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO TIDS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF TIDS AMENDMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENLJE OR BASED ON THE GROUNDS OF FORUM NONCONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY OTHER DOCUMENT RELATED HERETO. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER) IN SECTION 9.01 OF EXHIBIT A HERETO. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9. Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Collateral Agent, any other Agent or the Issuing Bank, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Borrower and Intermediate Holdings hereby consents to this Amendment and confirms that all obligations thereof under the Loan Documents shall continue to apply to the Credit Agreement as amended hereby.

Section 10. WAIVER OF RIGHT TO TRIAL BY .JURY.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[Remainder of Page Intentionally Left Blank].

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ADS WASTE HOLDINGS, INC., as Borrower.

By:	/s/ Steven R. Carn
Name: Steven R. Carn Title: Chief Financial Officer, Treasurer

ADVANCED DISPOSAL WASTE HOLDINGS CORP., as Intermediate Holdings

By:	/s/ Steven R. Carn
Name: Steven R. Carn Title: Chief Financial Officer, Treasurer

[Signature Page to ADS Amendment No. 1 to Credit Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington Title: Director

By:	/s/ Carin Keegan
Name: Carin Keegan Title: Director

[Signature Page to ADS- Amendment No. 1 to Credit Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Initial Term B Lender

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington Title: Director

By:	/s/ Carin Keegan
Name: Carin Keegan Title: Director

[Signature Page to ADS- Amendment No. 1 to Credit Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Revolving Credit Lender

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington Title: Director

By:	/s/ Carin Keegan
Name: Carin Keegan Title: Director

[Signature Page to ADS- Amendment No. 1 to Credit Agreement]

MIHI LLC, as Revolving Credit Lender

By:	/s/ Stephen Mehos
Name: Stephen Mehos Title: Authorized Signatory

By:	/s/ Charlie Baynes-Reid
Name: Charlie Baynes-Reid Title: Authorized Signatory

[Signature Page to ADS- Amendment No. 1 to Credit Agreement]

Barclays Bank PLC, as Revolving Credit Lender

By:	/s/ Gregory Fishbein
Name: Gregory Fishbein Title: Assistant Vice President

[Signature Page to ADS- Amendment No. 1 to Credit Agreement]

UBS LOAN FINANCE LLC, as Revolving Credit Lender

By:	/s/ Lana Gifas
Name: Lana Gifas Title: Director

By:	/s/ David Urban
Name: David Urban Title: Associate Director

[Signature Page to ADS- Amendment No. 1 to Credit Agreement]

Bank of America, NA, as Revolving Credit Lender

By:	/s/ Maria F. Maia
Name: Maria F. Maia Title: Managing Director

[Signature Page to ADS- Amendment No. 1 to Credit Agreement]

Raymond James Bank, N.A., As Revolving Credit Lender

By:	/s/ Joseph A. Ciccolini
Name: Joseph A. Ciccolini Title: Vice President – Senior Corporate Banker

[Signature Page to ADS- Amendment No. l to Credit Agreement]